Note 9 - Intangible Assets	12 Months Ended
Jan. 31, 2016
Disclosure Text Block [Abstract]
Intangible Assets Disclosure [Text Block]

Note 9 - Intangible Assets

	January 31, 2016	January 31, 2015
Cost
Customer agreements and relationships	107,743	97,344
Existing technology	117,586	93,911
Trade names	4,515	4,349
Non-compete covenants	2,559	2,407
	232,403	198,011
Accumulated amortization
Customer agreements and relationships	45,853	37,956
Existing technology	48,295	40,326
Trade names	3,128	3,130
Non-compete covenants	1,565	1,473
	98,841	82,885
Net	133,562	115,126

Intangible assets related to our acquisitions are recorded at their fair value at the acquisition date. The change in intangible assets during 2016 is primarily due to the acquisition of BearWare, MK Data, and Oz described in Note 3 to these consolidated financial statements. The balance of the change in intangible assets is due to foreign currency translation and amortization.

Intangible assets with a finite life are amortized into income over their useful lives. Amortization expense for existing intangible assets is expected to be $133.6 million over the following periods: $26.1 million for 2017, $21.3 million for 2018, $19.3 million for 2019, $18.6 million for 2020, $15.2 million for 2021 and $33.1 million thereafter. Expected future amortization expense is subject to fluctuations in foreign exchange rates and assumes no future adjustments to acquired intangible assets.